SKYSTAR
BIO-PHARMACEUTICAL CO., LTD.

INVESTOR PRESENTATION

May 2010

Scott Cramer, Director Corporate Development & US Representative

RENN Investor Conference, May 14, 2010

Safe Harbor Statement

Statements in this presentation may be "forward-looking statements" within the meaning of federal securities laws. The matters discussed herein that are forward-looking statements are based on current management expectations that involve risks and uncertainties that may result in such expectations not being realized. Forward-looking statements involve risks and uncertainties that may cause actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition expressed or implied in any forward-looking statements. Such risks include, but are not limited to, competition in the veterinary bio-pharmaceutical industry, declines in demand for the Company's products, rising raw materials costs, changes to management or key personnel, risks associated with conducting business in China, the Company's ability to expand into markets outside of China and other risks detailed in the Company's filings with the Securities and Exchange Commission. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties. Forward-looking statements made during this presentation speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation.

Because forward-looking statements are subject to risks and uncertainties, we caution you not to place undue reliance on any forward-looking statements. All written or oral forward-looking statements by the Company or persons acting on its behalf are qualified by these cautionary statements.

Company Overview

- Skystar engages in the manufacture and distribution of veterinary medicines and healthcare products in China

- Headquartered in Xi'an, Shaanxi Province, Central China



- Only US-listed pure play in the China animal health sector

- Over 200 employees

Company Overview

- **Comprehensive suite of products serving regional micro-farms offering:**

  - Veterinary vaccines
  - Veterinary medicines
  - Pro-biotic microorganisms
  - Animal feed additives
  - Aquaculture (fish farming) treatments anticipated to come online second half fiscal 2010

- **China GMP certified production facilities and processes**
  - Certified by China's State Food and Drug Administration (SFDA) under China's Ministry of Health

Key Investment Highlights

SKYSTAR

- Leading provider of veterinary medicines and healthcare products in China

- Strong financial position and historical performance

- Proven track record for growing the Company with profitability in mind

Key Investment Highlights

SKYSTAR

•Potential industry consolidator in a fragmented market

•Government is supportive of free markets

•Expansive sales and distribution network across all 29 farm producing provinces in China

Key Investment Highlights

SKYSTAR

•Latest statistics from the Food and Agriculture Organization of the United Nations notes that as of 2007, China has net meat imports of +$2.8 BN (UNFAO-STAT 2009)

•This statistic highlights China's growing and unmet demand for meat consumption and is one of the key economic drivers moving farmers towards investing in vaccines and medicines, improving the health of their animals and increasing final production yields

Skystar Share Snapshot

NASDAQ	SKBI
Stock Price (May 10, 2010)	$8.63
52 Week Range	$3.90 – $13.50
Shares Outstanding	7.10M
Market Cap	61.2M
P/E (LTM)	5.14
Q4'09 / Fiscal 2009 Revenues	$10.9M (unaudited)/ $33.84M
Q4'09 EPS and Fiscal '09 EPS	$0.37 (unaudited)/ $1.62

Fiscal 2009 Highlights

SKYSTAR

2009

2010





- June
  - Commenced Trading on Nasdaq
- July
  - Public Offering of 3.2M Shares, raised $21.0M
- Aug.
  - Secured Two Local Government Contracts
  - Field Trials for Met-Enk to Boost Livestock Immune System
  - Launched SkySwing Series of Poultry Products
- Sept.
  - Preferential Tax Rate Extended
- Oct.
  - Expands Micro-Organism Product Line With Three New Products
- Nov.
  - 2 for 1 Forward Stock Split
- Dec.
  - Completed build-out of micro-organism manufacturing facility
  - Initiated build-out of aquaculture facility after gaining exclusive rights





Trends



- China is the world's largest producer of poultry, fish and livestock (UN-FAO)



- Government supports a free market with rapid development and modernization



- New market opportunities include Company estimated $150 million aquaculture market (fish farming)

Trends


兽药 GMP 证书

- China GMP certification required for all veterinary pharmaceutical and vaccine manufacturers

- China's domestic protein consumption due to increasing living standards spur demand for improved animal based protein sources



Trends

Consolidation of family owned/operated farms and improved technology are driving demand and growth in the animal farming industry

Products

Skystar's choice of product lines reflects a business model that addresses all key farming industry segment needs allowing the Company to capture more market share

- Veterinary vaccines (10 products)
    - Active and inactive vaccines to prevent sickness and disease in poultry and livestock
- Veterinary medicines (159 products)
- Probiotic micro-organisms (16 products)
- Animal Feed (10 products)
- Aquaculture products (online 2nd Half2010)



SKYSTAR BIO-PHARM
天星生药

Revenues By Offering


Fiscal 2009 Revenues - $33.8M
Veterinary Vaccines 4%
Veterinary Medicines 68%
Micro-Organisms 24%
Feed Additives 4%

200+ products | 42 new products approved in 2009 | Targeting 40 product introductions in 2010

Veterinary Medications

Vet. Medications	Fiscal 2009			Fiscal 2008		
	Revenue	% of Rev.	Gross Margin	Revenue	% of Rev.	Gross Margin
Revenue	$23.0M	67.9%	40.3%	$17.5M	68.5%	40.8%
Total Revenue	$33.8M			$25.6M		

159 products

- 26 new products introduced in 2009
- Focus on higher margin products

Micro-organism

Micro-organism	Fiscal 2009			Fiscal 2008		
	Revenue	% of Rev.	Gross Margin	Revenue	% of Rev.	Gross Margin
Revenue	$8.0M	23.7%	73.4%	$5.9M	22.9%	69.6%
Total Revenue	$33.8M			$25.6		

16 products

- Completed construction of micro-organism facility in December 2009
  - Projected capacity increase of 49%
- 2010 micro-organism target: $11M in revenue; ~70% gross margins

Feed Additives

Feed Additives	Fiscal 2009			Fiscal 2008		
	Revenue	% of Rev.	Gross Margin	Revenue	% of Rev.	Gross Margin
Revenue	$1.4M	4.2%	59.8%	$1.2M	4.6%	55.8%
Total Revenue	$33.8M			$25.6		

10 products

- Increase yield and improve health of livestock

Veterinary Vaccines

SKYSTAR

Vet. Vaccines	Fiscal 2009			Fiscal 2008		
	Revenue	% of Rev.	Gross Margin	Revenu	% of Rev.	Gross Margin
Revenue	$1.4M	4.2%	89.4%	$1.09M	3.9%	88.74%
Total Revenue	$33.8M			$25.6		

10 products

- Constructing new production facility, targeting completion in 1H 2010
- Plans to introduce new aquaculture vaccine in 2010; expected to contribute $8-$15M in annual revenue within 3-5 years of market introduction
- Exclusive marketing rights on aquaculture product through 2020
- 2010 veterinary vaccine target: $6.0M in revenue; ~60-70% gross margins

R&D Facilities

Xi'an R&D Facilities

Over 25 researchers responsible for developing new medicines and vaccines in response to epidemics, pandemics and diseases

Veterinary Medicine and Microorganism Labs

One Quality Inspection Center



国家高技术产业化
示范工程

R&D Facilities

Shanghai R&D Facilities

5 researchers from the Chinese Academy of Agricultural Sciences

Responsible for evaluating and implementing manufacturing and medical technology from around China and around the world

Responsible for evaluating and implementing short-term and long-term planning for future medications and vaccines







Research Affiliations

University research affiliations include:

- Shaanxi Microbial Research Institute
- Jiangsu Microbial Research Institute, China Northwestern University; and
- China Northwest Agriculture and Forestry University

Bringing Products to Market

- Approved by Chinese Ministry of Agriculture for the manufacture and distribution of 100 types of veterinary drugs in various formularies

- Our R&D Labs uses both Traditional Chinese Medicine and Modern Western Approaches (i.e. antibiotics) to develop treatments such as the kits used to treat Swine High-Fever Syndrome (Blue-Ear Disease).





Customers and Distribution

SKYSTAR

1,465 distribution agents

518 direct customers

350+ franchised stores with exclusivity agreements

Distribution to all 29 farming Provinces in China

(As of Dec. 31, 2009)

Competitive Landscape

- Largest competitors are State-owned Enterprises
- Government is supportive of a free market in this niche
- Majority of competitors only offer 1-2 product lines and broad "shotgun" approach to treatments
- High barriers of entry for international competitors


天星生药


天星生药
天星生药
天星生药
天星生药

Growth Strategy

New Product Introductions via:

- R&D team tracking global developments and trends
- Market feedback from franchise stores and customers



Results:

- 42 new products approved in 2009
- Additional 40 products to be developed in 2010

Growth Strategy

New Products Division

Acquired rights to produce aquaculture vaccine through 2020

Estimates additional revenue of $8M-$15M annually in 3-5 years

Early mover in fast growing aquaculture industry

Growth Strategy

Expand Manufacturing Capabilities

Micro-organism facility to add 49% to capacity

To complete construction of and certification of new veterinary vaccine facility in 1H 2010

Growth Strategy

Acquisition Targets

Leverage distribution network with existing product lines

Non-GMP facilities with complimentary products

GMP facilities

Targeting highly accretive acquisitions

Historical Revenue



$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$9.80
$15.10
$25.58
$33.80
CAGR 51%
2006
2007
2008
2009
Revenue ($MM)

LTM Quarterly Revenue (Unaudited)



$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$9.80
$6.20
$12.78
$10.90
Q1'09
Q2'09
Q3'09
Q4'09
Revenue ($MM)

Historical Gross Margins

Revenue ($MM)



$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
44.7%
55.4%
49.9%
51.8%
CAGR 57%
$4.40M
$8.34M
$12.78M
$17.30M
2006
2007
2008
2009
Revenue Gross Margin
% Gross Margin

Adjusted Net Income Growth


Revenue ($MM)
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
$2.4M
$4.2M
$6.7M
$9.7M
24.30%
27.90%
25.90%
28.80%
CAGR 57%
2006
2007
2008
2009
Revenue
Profit Margin

Annual Adjusted Net Income (Unaudited)

	12 Months Ended December 31		
	2009	2008	2007
Net income (loss)	$8,851,932	$5,596,183	($1,956,976)
Non recurring non-cash charges:			
Amortization of deferred financing	-	101,815	879,212
Amortization of discount on debentures	-	680,446	3,716,243
Amort of deferred compensation	-	62,758	643,119
Inducement costs for debentures converted	-	257,775	634,450
Inducement costs for warrants exercised	-	-	279,547
Change in fair value of warrants	349,332	-	-
Income net of non-recurring non-cash items	$6,644,513	$6,698,977	$4,195,595

High Margin Products

	Fiscal 2009		
	Revenues	Gross Margin	GM %
Veterinary Medications	$22,920,479	$9,248,146	40%
Micro-organism	$8,021,139	$5,891,194	73%
Feed Additives	$1,411,122	$843,215	60%
Vaccines	$1,425,465	$1,274,760	89%
Total	$33,778,305	$17,257,315	51%

Select Balance Sheet Data

SKYSTAR

As of:	Dec. 31, 2009	Sept. 30, 2009 (Unaudited)
Cash	$11.78M	$14.8M
Current Assets	$32.6M	$36.2M
Current Liabilities	$4.0M	$3.8M

Management



Weibing Lu, Chairman and CEO

- Founded Xian Tianxing Bio-Pharmaceutical Co., Ltd. (our operating company in China) in 1997
- BS from Wuhan University in 1985 and MBA from Xi'an Jiaotong University in 1999
- Awarded Outstanding Entrepreneur of Xi'an Feed Industry in 2002
- Appointed as a Director of Xi'an Institute of Feed Industry



Michael Lan, Chief Financial Officer

- 15 years of operational and accounting experience with a number of US public companies including Silgan Containers, Gilead Sciences
- Extensive consulting experience helping companies improve financial control, streamline business operations and improve efficiency and productivity, with large and medium sized companies in the US
- BA from Xiamen University, China, MA of Accounting from USC



Scott Cramer, Director Corporate Development and U.S. Representative

- Former CEO and CFO of Cyber Group
- Founder and President of Cramer & Rauchegger, Inc., specializing in retirement and estate planning
- Registered Representative - Series 7, 63, 65

Thank-You